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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of report (Date of earliest event reported): January 3, 2005

                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)

             Canada                      001-15503                 N/A
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)

495 March Road, Suite 300, Ottawa, Ontario, Canada                K2K-3G1
     (Address of Principal Executive Offices)                    (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

      In connection with the private placement conducted by Workstream Inc. (the "Company") on December 17, 2004 and December 20, 2004, the Company entered into a Securities Purchase Agreement pursuant to which it raised an additional $990,000 through the sale of 330,000 shares of the Company's Common Stock at a purchase price of $3.00 per share and warrants to purchase 165,000 shares of the Company's Common Stock at an exercise price of $3.50 per share. The investor in the private placement was the J. Steven Emerson Roth IRA. The sale closed on January 3, 2004. The sale of shares and warrants was part of the Company's authorized $15 million private placement, which is now complete. In connection with the private placement, the parties entered into a Registration Rights Agreement pursuant to which the Company granted the investor piggy-back registration rights with respect to the Common Stock purchased by the investor and the shares of Common Stock into which the warrants are exercised. A copy of each of the Securities Purchase Agreement, Registration Rights Agreement and form of warrant certificate in connection with the private placement was attached as Exhibits 10.1, 4.1 and 4.2, respectively, to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2004, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      4.1 Registration Rights Agreement by and among the Company and the investor (incorporated herein by reference to Exhibit 4.1 of the Company's Current Report on Form 8-K filed on December 21, 2004).

      4.2 Form of Common Stock Warrant Certificate (incorporated herein by reference to Exhibit 4.2 of the Company's Current Report on Form 8-K filed on December 21, 2004).

      10.1 Securities Purchase Agreement by and among the Company and the investor (incorporated herein by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on December 21, 2004).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.


Dated:  January 7, 2005                 By: /s/ Michael Mullarkey
                                           -------------------------------------
                                           Name:  Michael Mullarkey
                                           Title: Chief Executive Officer


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                                  Exhibit Index

Exhibit No.  Description
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  4.1       Registration Rights Agreement by and among the Company and the investors (incorporated herein by reference to Exhibit 4.1 of the Company's Current Report on Form 8-K filed on December 21, 2004).

  4.2 Form of Common Stock Warrant Certificate (incorporated herein by reference to Exhibit 4.2 of the Company's Current Report on Form 8-K filed on December 21, 2004).

  10.1 Securities Purchase Agreement by and among the Company and the investors (incorporated herein by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on December 21, 2004).


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